SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN U.S. GOVERNMENT MONEY FUND
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON FUNDS
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL OPPORTUNITIES TRUST
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 3, 2017

Shareholder Name
Address 1
Address 2
Address 3

Dear Shareholder:

You are receiving this letter because we need you to vote your shares of one or more Franklin Templeton Investment Funds (the “Funds”) in connection with the Joint Special Meeting of Shareholders scheduled for December 15, 2017.

Our records indicate that you have not yet voted your shares. The Board members of your Fund urge you to vote your shares consistent with the recommendations set forth in the proxy materials. We believe the proposals you are asked to consider and approve will enable each Fund to operate effectively in the years ahead by providing the Funds with flexibility to respond more efficiently to changing market conditions. We believe approval of the proposals will better position the Funds for the future. In order to move forward with these important proposals, we need your support.

To date, we have heard from thousands of shareholders like yourself; however, it is imperative that we hear from you. Please contact our proxy vendor, AST Fund Solutions, toll-free at 1-800-967-5068 between 9:00 a.m. and 10:00 p.m. Eastern time, Monday through Friday; and Saturday from 10:00 a.m. to 4:00 p.m. Eastern time. They will be able to answer any questions you may have and to help you vote your shares. Please note, no personal information is needed and the call will only take a few minutes of your time.

Thank you for your consideration. Your assistance is greatly appreciated.

Sincerely,

Greg Johnson
Chairman
Franklin Templeton Investments

Reference Number: 12345676 FRANKLIN TEMPLETON INVESTMENT FUNDS One Franklin Parkway, San Mateo, California 94403-1906